SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 28, 2006
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                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)


         Pennsylvania                  1-5084               23-1145880
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(State or Other Jurisdiction of      (Commission         (I.R.S. Employer
Incorporation or Organization)      File Number)         Identification No.)



2801 Hunting Park Avenue, Philadelphia, Pennsylvania              19129
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(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (215) 221-8500
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 28, 2006, the Company announced that the Board of Directors renewed the Company's stock repurchase program initially adopted in July 2003. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

         (d) The following exhibits are filed herewith:

                  Exhibit 99.1      Press Release dated August 28, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TASTY BAKING COMPANY
                                (Registrant)


Date:  August 28, 2006          /S/ David S. Marberger
                                --------------------------------------------
                                David S. Marberger
                                Executive Vice President and
                                Chief Financial Officer